UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2011

The Allied Defense Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11376	04-2281015
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 E. Baltimore Street, Suite 2100, Baltimore, Maryland	21202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 385-8155

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 Material Modification to Rights of Security Holders.
ITEM 7.01 Regulation FD Disclosure.
The Allied Defense Group, Inc. (“Allied”) has filed a Certificate of Dissolution with the State of Delaware. This action is pursuant to the Plan of Complete Liquidation and Dissolution approved by its stockholders on September 30, 2010.
Allied has instructed its stock transfer agent to cease recording transfers of its common stock as of the close of business today.
These matters have been announced via a press release dated August 31, 2011, a copy of which is attached hereto as Exhibit 99.1.
ITEM 9.01 Financial Statements and Exhibits.
Exhibit 99.1 Press Release dated August 31, 2011.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLIED DEFENSE GROUP, INC.
	By:	/s/ John G. Meyer, Jr.
Date: August 31, 2011		John G. Meyer, Jr.,
President and Chief Executive Officer

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